UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52954

Date of Report: October 29, 2008

TONGLI PHARMACEUTICALS (USA), INC.

Delaware	84-1090791
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

125 Maiden Lane, Suite 309, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

(212) 797-9877

_________________       American Tony Pharmaceuticals, Inc.__________________

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation

On October 29, 2008, American Tony Pharmaceuticals, Inc. filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendment changed the name of the corporation to Tongli Pharmaceuticals (USA), Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Certificate of Incorporation filed on October 15, 2008, effective on October 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Tongli  Pharmaceuticals (USA), Inc.

Dated:  October 29, 2008

 By: /s/  Yao Mingli

Yao Mingli, Chief Executive Officer